Nature of Operations and Summary of Significant Accounting Policies (Details Narrative) - USD ($)		12 Months Ended
	Jun. 02, 2016	Dec. 31, 2016	Dec. 31, 2015
Accumulated deficit		$ 84,451,000	$ 69,280,000
Working capital deficit		8,300,000
Allowance for doubtful accounts receivable		11,000	10,000
Advertising costs		$ 60,000	$ 65,000
One Customer [Member] | Accounts Receivable [Member]
Concentration risk, percentage		42.80%	17.00%
Board Of Directors [Member]
Reverse stock split description	On June 2, 2016, the board of directors of the Company (the “Board of Directors”) adopted resolutions approving and recommending to the Company’s shareholders to approve a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of outstanding shares of common stock of the Company, which was subsequently approved by the Company’s shareholders, and the ratio was set by the Board of Directors at 1:15 (the “July Reverse Stock Split”).